Putnam
American
Government
Income Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

3-31-05

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[SCALE LOGO OMITTED]


From the Trustees

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John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

Throughout the period ended March 31, 2005, the Federal Reserve Board's series of gradual increases in the federal funds rate occupied much of investors' attention. However, these increases did not begin to have a significant impact on stock and bond prices until approximately March 2005. Also in March, we began to see a measurable increase in longer-term interest rates, which, along with continued record-high energy prices, has slowed the stock market's momentum. Concerns about inflation have also begun to influence the markets once again and may affect bond prices going forward. In such an environment, security selection takes on even greater importance and the in-depth, professional research and active management that mutual funds can provide makes them an even more intelligent choice for today's investors.

Given these trends, we want you to know that Putnam Investments' management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on improving investment performance and remains committed to putting the interests of shareholders first. In keeping with these goals, we are including additional disclosure about your fund's management team in this report. Following the Outlook for Your Fund, we provide manager compensation information that pertains to your fund, list any changes in your fund's Portfolio Leader and Portfolio Members during the prior year, and disclose these individuals' other fund management responsibilities at Putnam. We also show how much these individuals, as well as the members of Putnam's Executive Board, have invested in the fund (in dollar ranges). Furthermore, on page 18, we provide information about the most recent approval by the Trustees of your fund's management contract with Putnam.

In the following pages, members of your fund's management team discuss the fund's performance, the strategies used to pursue the fund's investment objective during the reporting period, and the team's plan for responding to the recent changes in the market climate.

As always, we thank you for your continuing confidence in Putnam.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

May 18, 2005


Report from Fund Management

Fund highlights

 * For the six months ended March 31, 2005, Putnam American Government Income Fund's class A shares returned -0.14% without sales charges.

 * The fund's benchmark, the Lehman Intermediate Treasury Bond Index, returned -0.68%.

 * The average return for the fund's Lipper category, General U.S. Government Funds, was 0.36%.

 * See the Performance Summary beginning on page 10 for additional fund performance, comparative performance, and Lipper data.

--------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 3/31/05
--------------------------------------------------
Class A
(inception 3/1/85)              NAV       POP
--------------------------------------------------
6 months                        -0.14%    -4.65%
--------------------------------------------------
1 year                          -0.30     -4.75
--------------------------------------------------
5 years                         30.09     24.27
Annual average                   5.40      4.44
--------------------------------------------------
10 years                        79.07     70.98
Annual average                   6.00      5.51
--------------------------------------------------
Annual average
(life of fund)                   6.84      6.59
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 4.50%. For the most recent month-end performance, visit www.putnaminvestments.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A short-term trading fee of up to 2% may apply.

Performance commentary

During most of your fund's semiannual period, the bond market was reasonably calm and bonds traded within a narrow range. In an environment of rising interest rates, the fund's defensive positioning -- designed to reduce its interest-rate sensitivity -- helped stabilize returns and preserve the fund's net asset value (NAV). Regrettably, the fund posted a modest loss, based on results at NAV. Yet it outperformed its benchmark, the Lehman Intermediate Treasury Bond Index. This outperformance can be attributed to the fund's exposure to mortgage-backed securities (MBSs), which outperformed Treasuries during the period, and which are not a component of the benchmark index. The fund underperformed the average for its peer group, the Lipper General U.S. Government Funds category. This may be because the portfolio had greater emphasis on Treasuries, while other funds in the group had greater exposure to MBSs. In addition, our allocation within the latter sector emphasized higher-coupon mortgages, which were not among the stronger performers during the period.

FUND PROFILE

Putnam American Government Income Fund seeks high current income, primarily by investing in U.S. government securities. The fund seeks capital preservation as a secondary objective. This fund may be suitable for investors who have an investment time horizon of at least three years to give their investment the full potential to benefit from a typical interest-rate cycle.


Market overview

The first half of your fund's 2005 fiscal year was marked by positive economic signals, including strong corporate earnings growth, improving employment figures, and greater industrial capacity utilization. These trends suggested that the current series of interest-rate increases, which are determined by both Federal Reserve Board (Fed) policy and by the sentiment of market participants, would continue. The Fed's measured approach to raising the federal funds rate generally helped maintain order in the bond markets during much of the period. Though rates rose, they increased to a lesser degree than many investors had expected. MBSs outperformed Treasuries of comparable maturities, which reflected investors' willingness to assume more prepayment risk in search of higher yields. Prepayment risk is the risk that the issuers of MBSs could pay back principal early during a period of declining interest rates, as large numbers of homeowners may opt to refinance their mortgage loans at lower rates. The principal would then have to be reinvested at the current prevailing rates, meaning a lower level of income for MBS investors.

A similar theme was reflected in what we refer to as the "credit" sectors, which are bond market sectors that have credit risk. (Treasuries, which are backed by the full faith and credit of the United States government, are considered to be free of credit risk.) Strong demand for high-yield and investment-grade corporate bonds caused bond yields to tighten to historically narrow spreads, relative to Treasuries. During the period, the yield curve flattened dramatically as both short- and long-term rates rose, though short-term rates rose to a greater degree. From the start of the period to the end, the difference, or spread, between yields on 2-year notes and 10-year Treasuries declined from about 166 basis points to about 70 basis points (a basis point is one one-hundredth of a percent). In February, under the influence of continued, strong economic data, bond yields began to soar, and bond prices, which move in the opposite direction of yields, fell.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 3/31/05
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Intermediate Treasury Bond Index
(intermediate-maturity U.S. Treasury bonds)                            -0.68%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         0.47%
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          1.22%
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                        3.23%
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      6.88%
-------------------------------------------------------------------------------
Russell 1000 Growth Index (large-company growth stocks)                 4.71%
-------------------------------------------------------------------------------
Russell 1000 Value Index (large-company value stocks)                  10.48%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 3/31/05.
-------------------------------------------------------------------------------

Strategy overview

There are five key strategy decisions that we make in managing the fund. The first is called term structure and reflects our views of the direction of interest rates based on factors such as economic indicators, Fed statements and strategy, and market sentiment. We also analyze the shape of the yield curve and strive to position your fund's portfolio to benefit from expected shifts in the curve. Our second strategic decision involves sector allocation. Because your fund's benchmark is limited to intermediate-maturity Treasury securities, this decision also involves assessing the relative attractiveness of securities that are not in the benchmark but are nevertheless allowable investments within fund guidelines. These include longer-term Treasuries, agency securities, and MBSs. Within the MBS market, we also weigh the relative attractiveness of the various programs: Government National Mortgage Association certificates (Ginnie Maes), Federal National Mortgage Association certificates (Fannie Maes), and Federal Home Loan Mortgage Corporation certificates (Freddie Macs). Based on our assessment of relative values in each of these markets, we position the fund to take advantage of our sector preferences. We make three other strategic decisions related specifically to MBSs: We seek to determine which maturity is currently most attractive (e.g., 30-year, 15-year, or adjustable-rate); we assess which coupon level (e.g., 5.5%, 6.5%, 7%, etc.) or what combination of coupons appears likely to provide the best risk/return tradeoff; and we consider the "seasoning" of mortgages. An older or more seasoned mortgage is typically less likely to be prepaid.

[GRAPHIC OMITTED: horizontal bar chart THE FUND'S MATURITY AND DURATION
 COMPARED]

THE FUND'S MATURITY AND DURATION COMPARED

                          as of 9/30/04       as of 3/31/05
Average effective
maturity in years              5.2                 6.8

Duration in years              3.8                 4.0

Footnotes read:
This chart compares changes in the fund's duration (a measure of its sensitivity to interest-rate changes) and its average effective maturity (a weighted average of the holdings' maturities).

Average effective maturity also takes into account put and call features, where applicable, and reflects prepayments for mortgage-backed securities.


How strategy decisions affected performance

During the period, the Fed continued to explain its actions and its outlook so that markets would not react adversely to a series of mild increases in the Fed funds rate. As a result, volatility was relatively low for much of the semiannual period. We maintained a relatively short portfolio duration, which contributed positively to results, as it limited the fund's sensitivity to these incremental rate increases.

Our sector allocation was not as helpful to performance during the period. We favored Treasuries and underweighted mortgage-backed securities (MBSs) and agency bonds. Mortgages have, historically, tended to underperform when interest rates are rising, yet rates rose less than expected and mortgages weathered the rate increases without much difficulty. We chose to underweight agency bonds, in part, because of the ongoing negative press about Fannie Mae, which we believed would put the agency's debt under pressure. Yet, despite our concerns, agency bonds outperformed, with the support of overseas central banks that continued to purchase Fannie Mae bonds. Those investors believed that Fannie Mae might be forced to rein in its operations, which, in turn, could have positive implications for investors, i.e., less leverage would lessen default risk, and a declining supply of these securities would likely drive their price up. So while MBSs and agency bonds outperformed, and the fund benefited accordingly, it did not have enough exposure to these sectors to take full advantage of their strength. That said, our exposure within mortgage sectors favored Fannie Mae securities over Ginnie Maes and Freddie Macs. In our view, they offered better valuations than Ginnie Maes and greater liquidity overall.



[GRAPHIC OMITTED: horizontal bar chart PORTFOLIO COMPOSITION AS OF 3/31/05]

PORTFOLIO COMPOSITION AS OF 3/31/05

                          Fannie Mae   Ginnie Mae   Freddie Mac

U.S. government
and agency
mortgage obligations        49.6%         3.3%         2.9%

U.S. Treasury
obligations                 24.9%

Short-term
investments                 21.7%

Collateralized mortgage
obligations                 11.7%

U.S. government and
agency obligations           6.5%

Footnote reads:
Weightings are shown as a percentage of net assets. Holdings will vary over time. A portion of short-term investments reflects amounts used to settle TBA purchase commitments.

As mentioned in the Strategy Overview section, when the fund considers investments in MBSs, we consider not only the program (Ginnie Mae, Fannie Mae, Freddie Mac) but also the most desirable maturity, coupon level, and seasoning. With regard to the maturity decision, the fund emphasized 30-year mortgages, and this positioning had a beneficial effect on returns. Although longer-maturity mortgages carry greater prepayment risk, investors were willing to accept greater risk during the period, and strong demand drove the value of the securities higher. The fund was positioned in higher-coupon mortgages, which was a disadvantage during the period. Banks, in particular, sold off higher-coupon mortgage securities, which caused the value of these securities to drop. With regard to seasoning, the fund favored newer mortgages over seasoned mortgages. In recent years, historically low interest rates had set off a wave of refinancing activity, and as a result there weren't many seasoned mortgages remaining in the marketplace. Those that were available were not attractively valued, in our opinion. Our emphasis on newer mortgages had a neutral effect on portfolio results.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

In the coming year, we anticipate that inflation will increase at about 2%, in conjunction with a 4% real rate of economic growth. Given this outlook, we believe the Fed will continue to raise the federal funds rate, and so we expect to maintain the fund's defensive posture with a shorter-than-normal duration (which means the fund will have lower interest-rate sensitivity). With current yield spreads so tight, we believe that investors are not being adequately compensated to take on the additional risks currently associated with agency debt. As long as that remains the case, we intend to maintain the fund's underweighted exposure to agency bonds. We believe that volatility will remain low, provided that the Fed continues to give investors clear guidance before it takes action on interest rates. If afforded this zone of comfort, we anticipate that investors will continue to buy MBSs, so we have added to the fund's position in them, and have begun to further diversify the portfolio by adding lower-coupon MBSs.

Because we believe volatility and mortgage prepayment activity will remain low in the foreseeable future, we are willing to accept higher prepayment risk in pursuit of higher returns. In keeping with that theme, we believe that certain mortgage derivatives now offer an attractive way to enhance the fund's risk-and-reward profile. Mortgages can be split into derivative securities, whereby one investor receives mortgage interest only (IO), and another receives mortgage principal payments only. We have added to the fund's IO exposure, as these derivative securities are currently attractively valued and offer potentially higher yields. The fund's exposure is quite small; nevertheless, it is an active strategy, as the benchmark does not hold any IO securities.

Current economic signals make it difficult to project whether short-term or longer-term securities will outperform in the near term. As always, we will continue to monitor the situation and strive to position the fund to take advantage of attractive opportunities without assuming undue risk.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.


Your fund's management

Your fund is managed by the members of the Putnam Core Fixed-Income Team. Kevin Cronin is the Portfolio Leader and Rob Bloemker and Daniel Choquette are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team's management of the fund.

For a complete listing of the members of the Putnam Core Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.
Fund ownership

The table below shows how much the fund's current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges).
Information shown is for March 31, 2005, and March 31, 2004.


-------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO LEADER AND PORTFOLIO MEMBERS
-------------------------------------------------------------------------------------------------------------
                                   $1 -        $10,001 -   $50,001 -    $100,001 -   $500,001 -    $1,000,001
                   Year     $0     $10,000     $50,000     $100,000     $500,000     $1,000,000    and over
-------------------------------------------------------------------------------------------------------------
Kevin Cronin       2005      *
-------------------------------------------------------------------------------------------------------------
Portfolio Leader   2004      *
-------------------------------------------------------------------------------------------------------------
Rob Bloemker       2005      *
-------------------------------------------------------------------------------------------------------------
Portfolio Member   2004      *
-------------------------------------------------------------------------------------------------------------
Dan Choquette      2005      *
-------------------------------------------------------------------------------------------------------------
Portfolio Member   N/A
-------------------------------------------------------------------------------------------------------------

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 3/31/04.


Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $540,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund's broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. These percentages are determined as of the fund's fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Kevin Cronin is also a Portfolio Leader of Putnam Global Income Trust, Putnam Income Fund, Putnam Limited Duration Government Income Fund, and Putnam U.S. Government Income Trust. He is also a Portfolio Member of Putnam Equity Income Fund and The George Putnam Fund of Boston.

Rob Bloemker is also a Portfolio Member of Putnam Diversified Income Trust, Putnam Income Fund, Putnam Limited Duration Government Income Fund, Putnam Master Intermediate Income Trust, Putnam Premier Income Trust, and Putnam U.S. Government Income Trust.

Daniel Choquette is also a Portfolio Member of Putnam Limited Duration Government Income Fund and Putnam U.S. Government Income Trust.

Kevin Cronin, Rob Bloemker, and Daniel Choquette may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

During the year ended March 31, 2005, Portfolio Member Daniel Choquette joined your fund's management team.


Fund ownership

The table below shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is for March 31, 2005, and March 31, 2004.



-----------------------------------------------------------------------------------------------------
PUTNAM EXECUTIVE BOARD
-----------------------------------------------------------------------------------------------------
                                                      $1 -        $10,001 -   $50,001 -    $100,001
                                      Year     $0     $10,000     $50,000     $100,000     $500,000
-----------------------------------------------------------------------------------------------------
Philippe Bibi                         2005      *
-----------------------------------------------------------------------------------------------------
Chief Technology Officer              2004      *
-----------------------------------------------------------------------------------------------------
John Boneparth                        2005      *
-----------------------------------------------------------------------------------------------------
Head of Global Institutional Mgmt     2004      *
-----------------------------------------------------------------------------------------------------
Joshua Brooks                         2005      *
-----------------------------------------------------------------------------------------------------
Deputy Head of Investments            N/A
-----------------------------------------------------------------------------------------------------
Kevin Cronin                          2005      *
-----------------------------------------------------------------------------------------------------
Head of Investments                   N/A
-----------------------------------------------------------------------------------------------------
Charles Haldeman, Jr.                 2005                            *
-----------------------------------------------------------------------------------------------------
President and CEO                     2004      *
-----------------------------------------------------------------------------------------------------
Amrit Kanwal                          2005      *
-----------------------------------------------------------------------------------------------------
Chief Financial Officer               2004      *
-----------------------------------------------------------------------------------------------------
Steven Krichmar                       2005      *
-----------------------------------------------------------------------------------------------------
Chief of Operations                   N/A
-----------------------------------------------------------------------------------------------------
Francis McNamara, III                 2005                *
-----------------------------------------------------------------------------------------------------
General Counsel                       N/A
-----------------------------------------------------------------------------------------------------
Richard Monaghan                      2005      *
-----------------------------------------------------------------------------------------------------
Head of Retail Management             2004      *
-----------------------------------------------------------------------------------------------------
Richard Robie, III                    2005      *
-----------------------------------------------------------------------------------------------------
Chief Administrative Officer          2004      *
-----------------------------------------------------------------------------------------------------
Edward Shadek                         2005      *
-----------------------------------------------------------------------------------------------------
Deputy Head of Investments            N/A
-----------------------------------------------------------------------------------------------------

N/A indicates the individual was not a member of Putnam's Executive Board as of 3/31/04.


Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended March 31, 2005. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 3/31/05
----------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M            Class R
(inception dates)              (3/1/85)             (5/20/94)             (7/26/99)             (2/14/95)           (4/1/03)
----------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP           NAV
----------------------------------------------------------------------------------------------------------------------------
6 months                  -0.14%     -4.65%     -0.52%     -5.45%     -0.51%     -1.50%     -0.27%     -3.55%        -0.17%
----------------------------------------------------------------------------------------------------------------------------
1 year                    -0.30      -4.75      -1.16      -6.02      -1.14      -2.11      -0.67      -3.90         -0.58
----------------------------------------------------------------------------------------------------------------------------
5 years                   30.09      24.27      25.03      23.03      25.33      25.33      28.40      24.24         28.48
Annual average             5.40       4.44       4.57       4.23       4.62       4.62       5.13       4.44          5.14
----------------------------------------------------------------------------------------------------------------------------
10 years                  79.07      70.98      66.12      66.12      65.88      65.88      74.84      69.10         74.60
Annual average             6.00       5.51       5.21       5.21       5.19       5.19       5.75       5.39          5.73
----------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             6.84       6.59       5.96       5.96       6.03       6.03       6.51       6.34          6.58
----------------------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.50% and 3.25%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on April 1, 2005; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R shares have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 2% redemption fee may be applied to shares exchanged or sold within 5 days of purchase.


-----------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 3/31/05
-----------------------------------------------------------------
                             Lehman            Lipper General
                             Intermediate      U.S. Gov't Funds
                             Treasury          category
                             Bond Index        average*
-----------------------------------------------------------------
6 months                      -0.68%            0.36%
-----------------------------------------------------------------
1 year                        -0.87             0.46
-----------------------------------------------------------------
5 years                       32.38            32.92
Annual average                 5.77             5.83
-----------------------------------------------------------------
10 years                      80.83            78.24
Annual average                 6.10             5.92
-----------------------------------------------------------------
Annual average
(life of fund)                 7.66             7.50
-----------------------------------------------------------------

   Index and Lipper results should be compared to fund performance at net asset value.

 * Over the 6-month and 1-, 5-, and 10-year periods ended 3/31/05, there were 183, 182, 134, and 82 funds, respectively, in this Lipper category.

--------------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 3/31/05
--------------------------------------------------------------------------------------------------------
                                   Class A          Class B    Class C        Class M        Class R
--------------------------------------------------------------------------------------------------------
Distributions (number)                 6               6          6               6              6
--------------------------------------------------------------------------------------------------------
Income                              $0.108          $0.074     $0.074          $0.096         $0.095
--------------------------------------------------------------------------------------------------------
Capital gains                         --               --         --              --            --
--------------------------------------------------------------------------------------------------------
Total                               $0.108          $0.074     $0.074          $0.096         $0.095
--------------------------------------------------------------------------------------------------------
Share value:                    NAV      POP          NAV        NAV        NAV      POP        NAV
--------------------------------------------------------------------------------------------------------
9/30/04                        $9.09    $9.52        $9.03      $9.06      $9.12    $9.43      $9.08
--------------------------------------------------------------------------------------------------------
3/31/05                         8.97     9.39         8.91       8.94       9.00     9.30       8.97
--------------------------------------------------------------------------------------------------------
Current return
(end of period)
--------------------------------------------------------------------------------------------------------
Current dividend rate 1        2.41%    2.30%        1.75%      1.74%      2.13%    2.06%      2.14%
--------------------------------------------------------------------------------------------------------
Current 30-day SEC yield
(with expense limitation) 2    3.17     3.07         2.43       2.43       2.93     2.87       2.92
--------------------------------------------------------------------------------------------------------
Current 30-day SEC yield
(without expense
limitation)                    3.08     2.98         2.33       2.33       2.83     2.78       2.84
--------------------------------------------------------------------------------------------------------

1 Most recent distribution, excluding capital

2 For a portion of the period, this fund limited expenses, without which returns would have been lower. Based only on investment income, calculated using SEC guidelines.


Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam American Government Income Fund from October 1, 2004, to March 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.



--------------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 3/31/05
--------------------------------------------------------------------------------------
                                  Class A    Class B    Class C    Class M    Class R
--------------------------------------------------------------------------------------
Expenses paid per $1,000*           $5.18      $8.90      $8.90      $6.42      $6.43
--------------------------------------------------------------------------------------
Ending value (after expenses)     $998.60    $994.80    $994.90    $997.30    $998.30
--------------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 3/31/05. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2005, use the calculation method below. To find the value of your investment on October 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 10/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

-----------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------
                                                                     Total
Value of your                                Expenses paid           expenses
investment on 7/1/04  [DIV]    $1,000   X    per $1,000            = paid
-----------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000               [DIV]    $1,000   X  $5.18 (see table above) = $51.80
-----------------------------------------------------------------------------

Comparing your fund's expenses with those of other funds
Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.


--------------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 3/31/05
--------------------------------------------------------------------------------------
                                  Class A    Class B    Class C    Class M    Class R
--------------------------------------------------------------------------------------
Expenses paid per $1,000*           $5.24      $9.00      $9.00      $6.49      $6.49
--------------------------------------------------------------------------------------
Ending value (after expenses)   $1,019.75  $1,016.01  $1,016.01  $1,018.50  $1,018.50
--------------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 3/31/05. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.


--------------------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
--------------------------------------------------------------------------------------
                                  Class A    Class B    Class C    Class M    Class R
--------------------------------------------------------------------------------------
Your fund's annualized
expense ratio                     1.04%      1.79%      1.79%      1.29%      1.29%
--------------------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer group+      1.05%      1.80%      1.80%      1.30%      1.30%
--------------------------------------------------------------------------------------

+ Simple average of the expenses of all front-end load funds in the fund's
  Lipper peer group, calculated in accordance with Lipper's standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund's expenses for its most recent fiscal year available to Lipper as of 3/31/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund's expenses to the simple average, which typically is higher than the asset-weighted average.


Understanding your fund's
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund's turnover with the average turnover for funds in its Lipper category.

-----------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
-----------------------------------------------------------------------------
                             2004       2003       2002       2001       2000
-----------------------------------------------------------------------------
Putnam American
Government Income Fund       430%       551%*      339%*      372%*      447%
-----------------------------------------------------------------------------
Lipper General U.S. Gov't
Funds category average       230%       402%       265%       253%       162%
-----------------------------------------------------------------------------

  Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on September 30. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the compatibility of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2004 is based on information available as of 3/31/05.

* Portfolio turnover excludes certain Treasury note transactions executed in connection with a short-term trading strategy.


Risk comparison

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk   0.16

Taxable bond
fund average       0.30

0%   INCREASING RISK   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of March 31, 2005. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.50% maximum sales charge for class A shares (since reduced to 3.75%) and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S.
investment-grade fixed-income securities.

Lehman Intermediate Treasury Bond Index is an unmanaged index of U.S. Treasury securities with maturities between 1 and 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of each fund's management contract with Putnam Management. In this regard the Board of Trustees, with the assistance of its Contract Committee consisting solely of Independent Trustees, requests and evaluates all information it deems reasonably necessary in the circumstances. Over the course of several months beginning in March and ending in June of 2004, the Contract Committee reviewed the information provided by Putnam Management and other information developed with the assistance of the Board's independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund's contract, effective July 1, 2004.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such service, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below.

Model fee schedules and categories; total expenses

The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund's management fee is consistent with the fees for similar funds in the Putnam complex and compares favorably with fees paid by competitive funds sponsored by other advisors. The Trustees reviewed the model fee schedule currently in effect for the fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. The Trustees also reviewed comparative fee and expense information for competitive funds. The Trustees concluded that no changes should be made in the fund's current fee schedule at this time. The Trustees noted that expense ratios for a number of Putnam funds had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004. They also noted that the competitive landscape regarding mutual fund fees may be changing as a result of fee reductions accepted by various other fund groups in connection with recent regulatory settlements and greater focus on fees and expenses in the mutual fund industry generally. The Trustees indicated an intention to monitor these developments closely.

Economies of scale

As noted above, the Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. The Trustees indicated their intention to continue their ongoing consideration of economies of scale and in particular to consider further the possible operation of such economies in the event that a significant recovery in the equity markets or net fund sales were to raise asset levels substantially above current levels. In this regard, the Trustees noted that they had reviewed data relating to the substantial increase in asset levels of the Putnam funds that occurred during the years leading up to the market peak in 2000, the subsequent decline in assets and the resulting impact on revenues and expenses of Putnam Management. The Trustees also noted that recent declines in net assets in many Putnam funds, together with significant changes in the cost structure of Putnam Management have altered the economics of Putnam Management's business in significant ways. The Trustees concluded that they would monitor these changes carefully and evaluate the resulting impact on Putnam Management's economics and the sharing of economies of scale between the parties.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees' evaluation of the quality of services provided by Putnam Management under the Management Contracts. The Trustees recognized that a high quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund's performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds.

They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such under-performance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line in an effort to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted. As a general matter, the Trustees concluded that consultation between the Trustees and Putnam Management represents the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds and their financial advisors have, as a general matter, effectively placed their trust in the Putnam organization, under the supervision of the funds' Trustees, to make appropriate decisions regarding the management of the funds. The Trustees believe that the termination of the Management Contract and engagement of a new investment adviser for under-performing funds, with all the attendant disruptions, would not serve the interests of fund shareholders at this time and would not necessarily provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the Management Contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, which pertain mainly to funds investing in equity securities. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage represent assets of the funds that should be used for the benefit of fund shareholders. The Trustees noted recent trends in the allocation of fund brokerage, including commission costs, the allocation of brokerage to firms that provide research services to Putnam Management, and the sources and application of available soft-dollar credits. Effective December 31, 2003, reflecting a decision made by the Trustees earlier that year, Putnam Management ceased allocating brokerage in connection with the sale of fund shares. In addition, in preparing its budget for commission allocations in 2004, Putnam Management voluntarily reduced substantially the allocation of brokerage commissions to acquire research services from third-party service providers. In light of evolving best practices in the mutual fund industry, the Trustees concluded that this practice should be further curtailed and possibly eliminated in the near future. The Trustees indicated that they would continue to monitor the allocation of the funds' brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of the annual contract reviews included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans and college endowments. This information included comparison of such fees with fees charged to the Putnam funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees devoted special attention to these issues and reviewed recent articles by critics of mutual fund fees, articles by the ICI defending such fee differences, and relevant guidance provided by decisions of the courts. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflects to a substantial degree historical competitive forces operating in separate market places. In reaching their conclusions, the Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, and also considered the differences between the services that Putnam provides to the Putnam funds and those that it provides to institutional clients of the firm.

Settlement of regulatory charges related to market timing

Finally, in reaching their conclusions, the Trustees considered all matters pertinent to the administrative charges filed against Putnam Management by the SEC and the Commonwealth of Massachusetts in October 2003 relating to market timing, the firm's settlement of those charges, and the conclusions and recommendations of the Trustees' Audit and Pricing Committee based on its review of these matters. The Trustees considered the actions taken by the owner of Putnam Management and its new senior management to terminate or discipline the individuals involved, to implement new compliance systems, to indemnify the funds against all costs and liabilities related to these matters, and otherwise to ensure that the interests of the funds and their shareholders are fully protected. The Trustees noted that, in addition to the settlements of the regulatory charges which will provide comprehensive restitution for any losses suffered by shareholders, the new senior management of Putnam Management has moved aggressively to control expense ratios of funds affected by market timing, to reduce charges to new investors, to improve disclosure of fees and expenses, and to emphasize the paramount role of investment performance in achieving shareholders' investment goals.

Other information for shareholders

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
March 31, 2005 (Unaudited)

U.S. government and agency mortgage obligations (55.8%) (a)
Principal amount                                                          Value

U.S. Government Guaranteed Mortgage Obligations (3.3%)
-------------------------------------------------------------------------------
   $19,817,816 Government National Mortgage
               Association Adjustable Rate
               Mortgages 4 1/2s, August 20, 2034                    $19,835,632
               Government National Mortgage
               Association Pass-Through
               Certificates
       173,066 8s, with due dates from April 15,
               2030 to May 15, 2030                                     187,155
     8,835,866 7 1/2s, with due dates from February
               15, 2022 to September 15, 2030                         9,496,163
       494,970 7s, with due dates from November 15,
               2022 to January 15, 2031                                 526,482
       808,584 6 1/2s, with due dates from December
               15, 2031 to April 15, 2033                               846,844
     1,030,000 6 1/2s, TBA, March 1, 2035                             1,077,034
       251,994 6s, with due dates from October 15,
               2023 to January 15, 2029                                 259,396
                                                                 --------------
                                                                     32,228,706

U.S. Government Agency Mortgage Obligations (52.5%)
-------------------------------------------------------------------------------
               Federal Home Loan Mortgage
               Corporation
     3,528,898 7 1/2s, October 1, 2029                                3,794,530
     2,393,320 6 1/2s, with due dates from
               September 1, 2024 to October 1, 2034                   2,485,786
    21,300,000 6 1/2s, TBA, April 1, 2035                            22,093,757
               Federal National Mortgage
               Association Pass-Through
               Certificates
   115,134,037 7s, with due dates from January 1,
               2023 to June 1, 2034                                 121,523,022
     2,100,000 7s, TBA, April 1, 2035                                 2,212,547
   164,466,171 6 1/2s, with due dates from January
               1, 2024 to March 1, 2035                             170,877,555
       455,809 6 1/2s, with due dates from February
               1, 2016 to February 1, 2017                              477,247
     5,000,000 6 1/2s, TBA, April 1, 2035                             5,188,281
     1,432,728 5 1/2s, December 1, 2013                               1,464,573
    73,948,000 5 1/2s, TBA, April 1, 2035                            74,057,768
       776,415 5s, with due dates from February 1,
               2019 to July 1, 2019                                     776,807
    31,100,000 5s, TBA, June 1, 2035                                 30,261,759
    31,100,000 5s, TBA, May 1, 2035                                  30,332,219
    31,900,000 5s, TBA, April 1, 2035                                31,197,205
       100,000 5s, TBA, April 1, 2020                                    99,883
     9,200,000 4 1/2s, TBA, April 1, 2020                             8,995,156
       327,994 4s, with due dates from May 1, 2019
               to June 1, 2019                                          314,400
                                                                 --------------
                                                                    506,152,495
                                                                 --------------
               Total U.S. government and agency
               mortgage obligations (cost $538,870,043)            $538,381,201

U.S. government agency obligations (6.5%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
               Fannie Mae
    $8,026,000 7 1/4s, January 15, 2010                              $8,967,244
       448,000 6 1/8s, March 15, 2012                                   485,144
               Freddie Mac
    29,100,000 6 7/8s, September 15, 2010                            32,310,021
       594,000 6 3/4s, March 15, 2031                                   725,581
    18,320,000 6 5/8s, September 15, 2009                            19,923,187
                                                                 --------------
               Total U.S. government agency
               obligations (cost $62,841,098)                       $62,411,177

U.S. treasury obligations (24.9%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
               U.S. Treasury Bonds
   $11,070,000 9s, November 15, 2018                                $15,773,021
    16,475,000 8s, November 15, 2021                                 22,380,258
     9,653,000 7 1/2s, November 15, 2024                             12,824,916
    10,948,000 7 1/2s, November 15, 2016                             13,731,187
    10,723,000 6 1/4s, May 15, 2030                                  12,892,733
    45,670,000 6s, February 15, 2026                                 52,270,740
               U.S. Treasury Notes
     9,066,000 4 3/8s, May 15, 2007                                   9,167,284
   103,084,000 4 1/4s, August 15, 2013                              101,682,697
                                                                 --------------
               Total U.S. treasury obligations
               (cost $235,779,001)                                 $240,722,836

Collateralized mortgage obligations (11.7%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
               Fannie Mae
    $4,625,007 Ser. 03-W6, Class PT1, 9.371s, 2042                   $5,016,101
     2,731,990 Ser. 04-T3, Class 1A4, 7 1/2s, 2044                    2,900,175
     4,353,862 Ser. 04-W9, Class 2A3, 7 1/2s, 2044                    4,619,567
     1,682,600 Ser. 02-T18, Class A4, 7 1/2s, 2042                    1,783,777
     2,783,356 Ser. 03-W3, Class 1A3, 7 1/2s, 2042                    2,950,788
    12,665,926 Ser. 02-T16, Class A3, 7 1/2s, 2042                   13,426,241
       507,241 Ser. 03-W2, Class 1A3, 7 1/2s, 2042                      537,894
     4,013,051 Ser. 02-W4, Class A5, 7 1/2s, 2042                     4,251,442
        67,745 Ser. 02-W1, Class 2A, 7 1/2s, 2042                        71,465
       281,714 Ser. 02-14, Class A2, 7 1/2s, 2042                       298,367
     3,564,830 Ser. 01-T10, Class A2, 7 1/2s, 2041                    3,770,382
     1,364,506 Ser. 02-T4, Class A3, 7 1/2s, 2041                     1,443,498
     1,464,320 Ser. 02-T6, Class A2, 7 1/2s, 2041                     1,548,128
     1,977,898 Ser. 01-T12, Class A2, 7 1/2s, 2041                    2,092,817
       426,536 Ser. 01-T8, Class A1, 7 1/2s, 2041                       450,704
     9,301,344 Ser. 01-T7, Class A1, 7 1/2s, 2041                     9,819,687
        12,977 Ser. 01-T3, Class A1, 7 1/2s, 2040                        13,706
       181,561 Ser. 99-T2, Class A1, 7 1/2s, 2039                       192,285
     1,519,717 Ser. 02-T1, Class A3, 7 1/2s, 2031                     1,608,428
     2,244,337 Ser. 00-T6, Class A1, 7 1/2s, 2030                     2,369,409
       154,047 Ser. 02-W7, Class A5, 7 1/2s, 2029                       163,266
     1,704,452 Ser. 02-W3, Class A5, 7 1/2s, 2028                     1,805,207
    13,485,986 Ser. 03-22, Class IO, Interest Only
               (IO), 6s, 2033                                         2,844,655
    15,887,182 Ser. 350, Class 2, IO, 5 1/2s, 2034                    3,675,152
    15,329,473 Ser. 338, Class 2, IO, 5 1/2s, 2033                    3,606,312
     6,958,656 Ser. 333, Class 2, IO, 5 1/2s, 2033                    1,638,513
     6,719,617 Ser. 329, Class 2, IO, 5 1/2s, 2033                    1,566,607
     2,833,894 Ser. 343, Class 25, IO, 4 1/2s, 2018                     457,018
     1,621,612 Ser. 343, Class 26, IO, 4 1/2s, 2018                     269,072
     4,309,535 IFB Ser. 03-122, Class SA, IO,
               4 1/4s, 2028                                             296,544
    46,935,869 Ser. 03-W10, Class 1A, IO, 1.551s,
               2043                                                     997,387
     1,518,885 Ser. 03-W6, Class 11, IO, 1.535s,
               2042                                                      11,961
    55,233,148 Ser. 03-W10, Class 3A, IO, 1.527s,
               2043                                                   1,190,965
     1,371,886 Ser. 03-W6, Class 21, IO, 0.747s,
               2042                                                       1,272
     6,318,928 Ser. 01-T12, Class IO, 0.57s, 2041                        72,893
    10,457,512 Ser. 01-50, Class B1, IO, 0.472s,
               2041                                                      94,967
     2,591,783 Ser. 03-W2, Class 1, IO, 0.47s, 2042                      24,419
    31,409,328 Ser. 02-T4, IO, 0.451s, 2041                             274,439
     5,793,136 Ser. 02-T1, Class IO, IO, 0.424s,
               2031                                                      51,650
     3,983,337 Ser. 03-W6, Class 3, IO, 0.366s,
               2042                                                      31,707
     9,569,380 Ser. 01-79, Class BI, IO, 0.346s,
               2045                                                      74,276
     2,933,480 Ser. 352, Class 1, Principal Only
               (PO), zero %, 2034                                     2,228,900
    28,619,311 Ser. 353, Class 1, PO, zero %, 2034                   20,792,720
     6,257,130 Federal Home Loan Mortgage Corp.
               Structured Pass-Through  Securities
               Ser. 212, IO, 6s, 2031                                 1,266,575
               Federal Home Loan Mortgage Corp.
               Structured Pass-Through Securities
       695,991 Ser. T-58, Class 4A, 7 1/2s, 2043                        736,573
       486,505 Ser. T-42, Class A5, 7 1/2s, 2042                        515,098
         3,704 Ser. T-41, Class 3A, 7 1/2s, 2032                          3,915
               Freddie Mac
     5,169,393 Ser. 216, IO, 6s, 2032                                 1,107,284
     1,881,912 Ser. 223, IO, 5 1/2s, 2032                               425,312
       284,630 Ser. 2600, Class CI, IO, 5 1/2s,
               2029                                                      77,562
     2,364,061 Ser. 2553, Class IJ, IO, 5 1/2s,
               2020                                                      58,672
    28,658,095 Ser. 227, IO, 5s, 2034                                 7,413,174
                                                                 --------------
               Total Collateralized mortgage
               obligations  (cost $134,749,406)                    $112,938,928

Short-term investments (21.7%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $127,864,00 Interest in $440,000,000 joint tri-party
               repurchase agreement dated 3/31/2005 with
               UBS Securities, LLC MTG due 4/1/2005 with
               respect to various U.S. Government obligations
               -- maturity value of $127,874,229 for an
               effective yield of 2.88% (collateralized by
               Federal Home Loan Bank and Freddie Mac with
               rates ranging from 4.8% to 7.0% and a maturity
               dates ranging from February 25, 2013 through
               March 1, 2035, respectively, valued at
               $448,803,999).                                      $127,864,000
       750,000 U.S. Treasury Bills zero %, June 30,
               2005 (SEG)                                               744,791
    80,402,000 Federal Home Loan Banks zero %,
               April 13, 2005                                        80,329,815
                                                                 --------------
               Total Short-term investments
               (cost $208,938,606)                                 $208,938,606
-------------------------------------------------------------------------------
               Total Investments
               (cost $1,181,178,154)                             $1,163,392,748
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $964,841,375.

(SEG) This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at March 31, 2005.

      TBA after the name of a security represents to be announced securities (Note 1).

      The rates shown on Inverse Floating Bond (IFB), which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at March 31, 2005.



Futures contracts outstanding at March 31, 2005 (Unaudited)

                                                                                           Unrealized
                                      Number of                          Expiration     appreciation/
                                      contracts             Value              date    (depreciation)
------------------------------------------------------------------------------------------------------
U.S. Treasury Note
10 yr  (Short)                            1,805      $197,224,453            Jun-05        $1,715,261
U.S. Treasury Bond (Long)                   504        56,133,000            Jun-05          (688,738)
CBT Interest Rate Swap
10 yr (Long)                                457        49,256,031            Jun-05          (493,547)
U.S. Treasury Note
5 yr (Long)                                 368        39,410,500            Jun-05               719
U.S. Treasury Bond
10 yr (Short)                               170        18,933,750            Jun-05           314,090
U.S. Treasury Note
10 yr (Long)                                 74         8,085,656            Jun-05           (93,847)
Euro 90 day (Short)                           4           964,850            Jun-05             2,260
Euro 90 day (Short)                           4           960,250            Sep-05             3,297
Euro 90 day (Long)                            2           478,825            Dec-05            (3,884)
Euro 90 day (Short)                           2           478,100            Mar-06             1,223
------------------------------------------------------------------------------------------------------
                                                                                             $756,834
------------------------------------------------------------------------------------------------------

TBA sale commitments outstanding at March 31, 2005 (Unaudited)
(proceeds receivable $68,880,839)

                                                        Principal        Settlement
Agency                                                     amount              date             Value
------------------------------------------------------------------------------------------------------
FNMA, 5 1/2s, April 1, 2035                            $7,518,000          04/13/05        $7,529,160
FNMA, 5s, May 1, 2035                                  31,100,000          05/12/05        30,332,218
FNMA, 5s, April 1, 2035                                31,100,000          04/13/05        30,414,830
GNMA, 6 1/2s, March 1, 2035                             1,030,000          03/22/05         1,077,034
------------------------------------------------------------------------------------------------------
                                                                                          $69,353,242
------------------------------------------------------------------------------------------------------

Interest rate swap contracts outstanding at March 31, 2005 (Unaudited)

                                                                                           Unrealized
                                                         Notional       Termination     appreciation/
                                                           amount              date    (depreciation)
------------------------------------------------------------------------------------------------------
Agreement with Bank of America, N.A. dated
March 25, 2004 to pay semi-annually the notional
amount multiplied by 3.075% and receive quarterly
the notional amount multiplied by the three
month USD-LIBOR.                                      $28,800,000           3/30/09        $1,517,207

Agreement with Bank of America, N.A. dated
December 2, 2003 to pay semi-annually the
notional amount multiplied by 2.444% and
receive quarterly the notional amount multiplied
by the three month USD-LIBOR.                          21,356,000           12/5/05            39,919

Agreement with Bank of America N.A. dated
December 12, 2003 to pay semi-annually the
notional amount multiplied by 2.1125% and
receive quarterly the notional amount multiplied
by three month USD-LIBOR.                                 113,000          12/16/05               618

Agreement with Credit Suisse First Boston
International dated July 7, 2004 to pay
semi-annually the notional amount multiplied by
4.945% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR.                9,804,300            7/9/14            (77,731)

Agreement with Credit Suisse First Boston
International dated July 7, 2004 to receive
semi-annually the notional amount multiplied
by 2.931% and pay quarterly the notional amount
multiplied by the three month USD-LIBOR.                8,911,700            7/9/06           (103,933)

Agreement with Lehman Brothers Special
Financing, Inc. dated February 2, 2005 to
receive semi-annually the notional amount
multiplied by 4.089% and pay quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA.                                        172,300,000            2/4/10         (3,467,393)

Agreement with Lehman Brothers Special
Financing, Inc. dated December 9, 2003 to
receive semi-annually the notional amount
multiplied by 4.641% and pay quarterly the
notional amount multiplied by the three
month USD-LIBOR-BBA.                                    4,173,000          12/15/13           (193,933)

Agreement with Lehman Brothers Special
Financing, Inc. dated January 22, 2004 to pay
semi-annually the notional amount multiplied
by 1.999% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                          7,408,000           1/26/06            108,606

Agreement with Lehman Brothers Special
Financing, Inc. dated January 21, 2004 to pay
semi-annually the notional amount multiplied
by 2.009% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                          7,228,000           1/23/06            104,251

Agreement with Lehman Brothers Special
Financing, Inc. dated January 21, 2004 to pay
semi-annually the notional amount multiplied
by 2.008% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                          7,228,000           1/23/06           104,250

Agreement with Lehman Brothers Special
Financing, Inc. dated January 22, 2004 to pay
semi-annually the notional amount multiplied
by 2.007% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                          3,883,000           1/26/06            56,661

Agreement with Lehman Brothers Special
Financing, Inc. dated January 31, 2005 to receive
semi-annually the notional amount multiplied by
4.0803% and pay quarterly the notional amount
multiplied by the USD-LIBOR-BBA.                        3,076,000            2/2/10           (62,760)

Agreement with Lehman Brothers Special
Financing, Inc. dated January 22, 2004 to pay
semi-annually the notional amount multiplied
by 4.375% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                          2,449,000           1/26/14            80,589

Agreement with Lehman Brothers Special
Financing, Inc. dated January 21, 2004 to pay
semi-annually the notional amount multiplied
by 4.408% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                          2,390,000           1/23/14            71,056

Agreement with Lehman Brothers Special
Financing, Inc. dated January 21, 2004 to
pay semi-annually the notional amount
multiplied by 4.419% and receive quarterly
the notional amount multiplied by the three
month USD-LIBOR-BBA.                                    2,390,000           1/23/14            72,810

Agreement with Lehman Brothers Special
Financing, Inc. dated January 31, 2005 to
receive quarterly the notional amount multiplied
by the three month USD-LIBOR-BBA and pay
semi-annually 4.5144% multiplied by the
notional amount.                                        1,288,000            2/2/15           3 8,318

Agreement with Lehman Brothers Special
Financing, Inc. dated January 22, 2004 to
pay semi-annually the notional amount
multiplied by 4.379% and receive quarterly
the notional amount multiplied by the three
month USD-LIBOR-BBA.                                    1,254,000           1/26/14            41,633

Agreement with Lehman Brothers Special
Financing, Inc. dated January 31, 2005 to
receive semi-annually the notional amount
multiplied by 3.6157% and pay quarterly the
notional amount multiplied by the
USD-LIBOR-BBA.                                          1,099,000            2/2/07            (8,717)

Agreement with Lehman Brothers Special
Financing, Inc. dated December 12, 2003
to pay semi-annually the notional amount
multiplied by 4.579% and receive quarterly
the notional amount multiplied by the three
month USD-LIBOR-BBA.                                      351,000          12/16/13             3,136
------------------------------------------------------------------------------------------------------
                                                                                          $(1,675,413)
------------------------------------------------------------------------------------------------------

Credit default contracts outstanding at March 31, 2005 (Unaudited)
                                                                                           Unrealized
                                                                           Notional     appreciation/
                                                                             amount    (depreciation)
------------------------------------------------------------------------------------------------------
Agreement with Bank of America effective January 31, 2005,
maturing on March 20, 2010, to receive quarterly 18.5 basis
points times the notional amount. Upon a credit default event of a FNMA senior note, the fund makes a payment of the
proportional notional amount times the difference between
the par value and the then-market value of any FNMA
senior note.                                                            $14,100,000            $2,363

Agreement with Bank of America effective February 25, 2005,
maturing on March 20, 2010, to receive quarterly the notional amount times 18.75 basis points per annum. Upon a credit default event of FNMA, 5.375%, November 15, 2011, the fund makes a
payment of the proportional notional amount times the difference between the par value and the then-market value of FNMA,
5.375%, November 15, 2011.                                                9,500,000               522

Agreement with Credit Suisse First Boston International effective
January 26, 2005, maturing on March 20, 2010, to receive quarterly the notional amount times 20.5 basis points per annum. Upon a credit default event of FNMA, 5.25%, August 1, 2012, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of
FNMA, 5.25%, August 1, 2012.                                             29,500,000             9,486

Agreement with Credit Suisse First Boston International effective
February 18, 2005, maturing on March 20, 2010, to receive
quarterly the notional amount times 19 basis points per annum.
Upon a credit default event of FNMA, 5.25%, August 1, 2012, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value
of FNMA, 5.25%, August 1, 2012.                                           4,700,000            (1,674)
------------------------------------------------------------------------------------------------------
                                                                                              $10,697
------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
March 31, 2005 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$1,053,314,154) (Note 1)                                       $1,035,528,748
-------------------------------------------------------------------------------
Investments in repurchase agreements, at value (identified
cost $127,864,000) (Note1)                                        127,864,000
-------------------------------------------------------------------------------
Cash                                                                7,345,263
-------------------------------------------------------------------------------
Interest and other receivables                                      6,122,267
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                144,748
-------------------------------------------------------------------------------
Receivable for securities sold                                      5,420,587
-------------------------------------------------------------------------------
Receivable for sales of delayed delivery securities (Note 1)       68,997,890
-------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                         2,239,054
-------------------------------------------------------------------------------
Receivable for open credit default contracts (Note 1)                  12,371
-------------------------------------------------------------------------------
Total assets                                                    1,253,674,928

Liabilities
-------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                 170,821
-------------------------------------------------------------------------------
Payable for securities purchased                                    5,115,188
-------------------------------------------------------------------------------
Payable for purchased of delayed delivery securities (Note 1)     205,817,316
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          1,997,258
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        1,368,777
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            147,973
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                163,162
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            1,880
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                619,783
-------------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                            3,914,467
-------------------------------------------------------------------------------
Payable for open credit default contracts (Note 1)                      1,674
-------------------------------------------------------------------------------
TBA sales commitments, at value (proceeds receivable
$68,880,839) (Note 1)                                              69,353,242
-------------------------------------------------------------------------------
Other accrued expenses                                                162,012
-------------------------------------------------------------------------------
Total liabilities                                                 288,833,553
-------------------------------------------------------------------------------
Net assets                                                       $964,841,375

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)  $1,022,377,644
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                        1,501,939
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)             (39,872,524)
-------------------------------------------------------------------------------
Net unrealized depreciation of investments                        (19,165,684)
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $964,841,375

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($855,265,111 divided by 95,395,973 shares)                             $8.97
-------------------------------------------------------------------------------
Offering price per class A share (100/95.50 of $8.97)*                  $9.39
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($83,114,118 divided by 9,326,822 shares)**                             $8.91
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($5,397,622 divided by 603,572 shares)**                                $8.94
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($3,010,622 divided by 334,368 shares)                                  $9.00
-------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.00)*                  $9.30
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($1,171 divided by 131 shares)                            $8.97
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($18,052,731 divided by 2,014,645 shares)                 $8.96
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended March 31, 2005 (Unaudited)

Investment income:                                                $17,108,308
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    3,029,228
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                      909,500
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                               146,337
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             22,776
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       30,525
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               1,117,685
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                 465,891
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                  28,870
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                   8,083
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                       3
-------------------------------------------------------------------------------
Other                                                                 145,120
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 5)                                    10,542
-------------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 5)                              (10,542)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 2)                       (268,432)
-------------------------------------------------------------------------------
Total expenses                                                      5,635,586
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (121,334)
-------------------------------------------------------------------------------
Net expenses                                                        5,514,252
-------------------------------------------------------------------------------
Net investment income                                              11,594,056
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                    2,121,970
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                     3,318,194
-------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                          180,709
-------------------------------------------------------------------------------
Net realized gain on credit default contracts (Note 1)                 14,263
-------------------------------------------------------------------------------
Net unrealized depreciation of investments futures
contracts, swap contracts, credit default contracts and TBA
sale commitments during the period                                (18,593,500)
-------------------------------------------------------------------------------
Net loss on investments                                           (12,958,364)
-------------------------------------------------------------------------------
Net decrease in net assets resulting from operations              $(1,364,308)
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                    March 31     September 30
Decrease in net assets                                  2005*            2004
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $11,594,056      $25,136,975
-------------------------------------------------------------------------------
Net realized gain on investments                   5,635,136        2,463,371
-------------------------------------------------------------------------------
Net unrealized depreciation of investments       (18,593,500)      (5,552,609)
-------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                         (1,364,308)      22,047,737
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income
Class A                                          (10,719,875)     (22,304,332)
-------------------------------------------------------------------------------
Class B                                             (772,052)      (1,782,344)
-------------------------------------------------------------------------------
Class C                                              (47,521)        (104,700)
-------------------------------------------------------------------------------
Class M                                              (34,396)         (84,556)
-------------------------------------------------------------------------------
Class R                                                  (12)             (19)
-------------------------------------------------------------------------------
Class Y                                             (198,739)        (374,898)
-------------------------------------------------------------------------------
Redemption fees (Note 1)                               1,062            2,909
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                         (83,928,626)    (378,918,742)
-------------------------------------------------------------------------------
Total decrease in net assets                     (97,064,467)    (381,518,945)

Net assets
-------------------------------------------------------------------------------
Beginning of period                            1,061,905,842    1,443,424,787
-------------------------------------------------------------------------------
End of period (including undistributed net
investment income of $1,501,939 and
$1,680,478, respectively)                       $964,841,375   $1,061,905,842
-------------------------------------------------------------------------------
* Unaudited

  The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------
                                  Six months
                                     ended
                                    March 31
Per-share                         (Unaudited)                                 Year ended September 30
operating performance                 2005            2004            2003            2002            2001            2000
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                  $9.09           $9.08           $9.08           $8.87           $8.45           $8.42
------------------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)              .11 (d)         .20 (d)         .22             .37             .46             .49
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments            (.12)             --             .02             .26             .42             .02 (g)
------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                 (.01)            .20             .24             .63             .88             .51
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------
From net investment income            (.11)           (.19)           (.24)           (.42)           (.46)           (.48)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                   (.11)           (.19)           (.24)           (.42)           (.46)           (.48)
------------------------------------------------------------------------------------------------------------------------------
Redemption fees                         -- (e)          -- (e)          --              --              --              --
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period       $8.97           $9.09           $9.08           $9.08           $8.87           $8.45
------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)               (0.14)*          2.29            2.73            7.31           10.66            6.32
------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $855,265        $934,914      $1,238,690      $1,412,248      $1,443,830      $1,401,126
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)              .52* (d)       1.03 (d)        1.00             .98             .99             .97
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)             1.18* (d)       2.20 (d)        2.41            4.24            5.30            5.84
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              167.26* (h)     429.97          550.68 (f)      339.11 (f)      372.36 (f)      447.42
------------------------------------------------------------------------------------------------------------------------------


  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the periods ended March 31, 2005 and September 30, 2004 reflect a reduction of 0.03% and 0.06% respectively, of average net assets for class A shares (Note 2).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(g) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.

(h) Portfolio turnover excludes dollar roll transactions.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------
                                  Six months
                                     ended
                                   March 31
Per-share                         (Unaudited)                                Year ended September 30
operating performance                 2005            2004            2003            2002            2001            2000
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                  $9.03           $9.03           $9.02           $8.82           $8.42           $8.39
------------------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)              .07 (d)         .13 (d)         .15             .30             .39             .42
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments            (.12)             --             .03             .25             .40             .03 (g)
------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                 (.05)            .13             .18             .55             .79             .45
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------
From net investment income            (.07)           (.13)           (.17)           (.35)           (.39)           (.42)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                   (.07)           (.13)           (.17)           (.35)           (.39)           (.42)
------------------------------------------------------------------------------------------------------------------------------
Redemption fees                         -- (e)          -- (e)          --              --              --              --
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period       $8.91           $9.03           $9.03           $9.02           $8.82           $8.42
------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)               (0.52)*          1.43            2.06            6.44            9.65            5.52
------------------------------------------------------------------------------------------------------------------------------

SRatios and supplemental data
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                     $83,114        $102,924        $169,610        $231,724        $186,429        $120,616
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)              .89* (d)       1.78 (d)        1.75            1.73            1.74            1.72
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              .80* (d)       1.46 (d)        1.67            3.49            4.55            5.09
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              167.26* (h)     429.97          550.68 (f)      339.11 (f)      372.36 (f)      447.42
------------------------------------------------------------------------------------------------------------------------------


  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the periods ended March 31, 2005 and September 30, 2004 reflect a reduction of 0.03% and 0.06% respectively, of average net assets for class B shares (Note 2).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(g) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.

(h) Portfolio turnover excludes dollar roll transactions.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
------------------------------------------------------------------------------------------------------------------------------
                                   Six months
                                     ended
                                    March 31
Per-share                          (Unaudited)                                Year ended September 30
operating performance                 2005            2004            2003            2002            2001            2000
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                  $9.06           $9.06           $9.05           $8.85           $8.43           $8.41
------------------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)              .07 (d)         .13 (d)         .15             .30             .39             .42
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                   (.12)             --             .03             .25             .42             .03 (g)
------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                 (.05)            .13             .18             .55             .81             .45
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------
From net investment income            (.07)           (.13)           (.17)           (.35)           (.39)           (.43)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                   (.07)           (.13)           (.17)           (.35)           (.39)           (.43)
------------------------------------------------------------------------------------------------------------------------------
Redemption fees                         -- (e)          -- (e)          --              --              --              --
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period       $8.94           $9.06           $9.06           $9.05           $8.85           $8.43
------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)               (0.51)*          1.42            2.06            6.45            9.88            5.50
------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $5,398          $6,198          $9,816         $13,839          $8,498          $3,012
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)              .89* (d)       1.78 (d)        1.75            1.73            1.74            1.72
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              .80* (d)       1.46 (d)        1.67            3.49            4.48            5.09
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              167.26* (h)     429.97          550.68 (f)      339.11 (f)      372.36 (f)      447.42
------------------------------------------------------------------------------------------------------------------------------


  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the periods ended March 31, 2005 and September 30, 2004 reflect a reduction of 0.03% and 0.06% respectively, of average net assets for class C shares (Note 2).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(g) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.

(h) Portfolio turnover excludes dollar roll transactions.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------
                                    Six months
                                      ended
                                     March 31
Per-share                          (Unaudited)                               Year ended September 30
operating performance                 2005            2004            2003            2002            2001            2000
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                  $9.12           $9.11           $9.10           $8.90           $8.48           $8.45
------------------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)              .10 (d)         .18 (d)         .20             .35             .44             .46
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments            (.12)             --             .03             .24             .41             .03 (g)
------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                 (.02)            .18             .23             .59             .85             .49
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------
From net investment income            (.10)           (.17)           (.22)           (.39)           (.43)           (.46)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                   (.10)           (.17)           (.22)           (.39)           (.43)           (.46)
------------------------------------------------------------------------------------------------------------------------------
Redemption fees                         -- (e)          -- (e)          --              --              --              --
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period       $9.00           $9.12           $9.11           $9.10           $8.90           $8.48
------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)               (0.27)*          2.01            2.56            6.88           10.33            6.00
------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $3,011          $3,490          $6,468         $10,558          $9,094          $7,057
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)              .64* (d)       1.28 (d)        1.25            1.23            1.24            1.22
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)             1.05* (d)       1.96 (d)        2.19            3.98            5.05            5.59
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              167.26* (h)     429.97          550.68 (f)      339.11 (f)      372.36 (f)      447.42
------------------------------------------------------------------------------------------------------------------------------


  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the periods ended March 31, 2005 and September 30, 2004 reflect a reduction of 0.03% and 0.06% respectively, of average net assets for class M shares (Note 2).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(g) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.

(h) Portfolio turnover excludes dollar roll transactions.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS R
-----------------------------------------------------------------------------------------
                                     Six months
                                       ended                       For the period
                                      March 31     Year ended     April 1, 2003+
Per-share                           (Unaudited)    September 30   to September 30
operating performance                   2005            2004            2003
-----------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.08           $9.08           $9.11
-----------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------
Net investment income (a)                .09 (d)         .18 (d)         .09
-----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.10)           (.01)           (.02)
-----------------------------------------------------------------------------------------
Total from
investment operations                   (.01)            .17             .07
-----------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------
From net investment income              (.10)           (.17)           (.10)
-----------------------------------------------------------------------------------------
Total distributions                     (.10)           (.17)           (.10)
-----------------------------------------------------------------------------------------
Redemption fees                           -- (e)          -- (e)          --
-----------------------------------------------------------------------------------------
Net asset value, end of period         $8.97           $9.08           $9.08
-----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (0.17)*          1.88             .72*
-----------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                            $1              $1              $1
-----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .64* (d)       1.28 (d)         .63*
-----------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.05* (d)       1.95 (d)        1.32*
-----------------------------------------------------------------------------------------
Portfolio turnover (%)                167.26* (g)     429.97          550.68 (f)
-----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the periods ended March 31, 2005 and September 30, 2004 reflect a reduction of 0.03% and 0.06% respectively, of average net assets for class R shares (Note 2).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(g) Portfolio turnover excludes dollar roll transactions.

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
-----------------------------------------------------------------------------------------------------------------
                                   Six months                                                        For the
                                     ended                                                           period
                                    March 31                                                      July 2, 2001+
Per-share                         (Unaudited)                Year ended September 30              to Sept. 30
operating performance                 2005            2004            2003            2002            2001
-----------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                  $9.08           $9.07           $9.07           $8.87           $8.56
-----------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------
Net investment income (a)              .12 (d)         .22 (d)         .24             .39             .11
-----------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                   (.12)            .01 (e)         .03             .25             .31
-----------------------------------------------------------------------------------------------------------------
Total from investment operations        --             .23             .27             .64             .42
-----------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------
From net investment income            (.12)           (.22)           (.27)           (.44)           (.11)
-----------------------------------------------------------------------------------------------------------------
Total distributions                   (.12)           (.22)           (.27)           (.44)           (.11)
-----------------------------------------------------------------------------------------------------------------
Redemption fees                         -- (f)          -- (f)          --              --              --
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period       $8.96           $9.08           $9.07           $9.07           $8.87
-----------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)               (0.01)*          2.56            3.00            7.49            4.96*
-----------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                     $18,053         $14,378         $18,839         $21,082         $20,594
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)              .40* (d)        .78 (d)         .75             .73             .19*
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)             1.31* (d)       2.45 (d)        2.68            4.48            1.23*
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              167.26* (h)     429.97          550.68 (g)      339.11 (g)      372.36 (g)
-----------------------------------------------------------------------------------------------------------------


  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the periods ended March 31, 2005 and September 30, 2004 reflect a reduction of 0.03% and 0.06% respectively, of average net assets for class Y shares (Note 2).

(e) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.

(f) Amount represents less than $0.01 per share.

(g) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(h) Portfolio turnover excludes dollar roll transactions.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
March 31, 2005 (Unaudited)

Note 1
Significant accounting policies

Putnam American Government Income Fund (the "fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income, primarily through U.S. government securities, with preservation of capital as its secondary objective.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.50% and 3.25%, respectively, and do not pay a contingent deferred sales charge. Effective April 1, 2005, the class A maximum front end sales charge will be 3.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on each class' distribution fee, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Effective April 19, 2004 a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments, including mortgage backed securities, are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such service providers use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the "SEC"), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrange ments, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

F) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund's exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund's portfolio.

G) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund's books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund's books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund's portfolio.

H) TBA purchase commitments The fund may enter into "TBA" (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

I) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at fair value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund's portfolio.

J) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

K) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2004, the fund had a capital loss carryover of $42,416,096 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on September 30, 2008.

The aggregate identified cost on a tax basis is $1,181,203,996, resulting in gross unrealized appreciation and depreciation of $9,391,020 and $27,202,268, respectively, or net unrealized depreciation of $17,811,248.

L) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, $0.39% of the next $5 billion, and $0.38% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through July 31, 2005 to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund's last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the six months ended March 31, 2005, Putnam Management waived $268,432 of its management fee from the fund.

For the six months ended March 31, 2005, Putnam Management has assumed $10,542 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 5).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months ended March 31, 2005, the fund paid PFTC $1,055,654 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended March 31, 2005, the fund's expenses were reduced by $121,334 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,931, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended March 31, 2005, Putnam Retail Management, acting as underwriter, received net commissions of $8,465 and $17 from the sale of class A and class M shares, respectively, and received $85,953 and $152 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended March 31, 2005, Putnam Retail Management, acting as underwriter, received $19 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended March 31, 2005, cost of purchases and proceeds from sales of U.S. government securities and agency obligations other than short-term investments aggregated $1,169,982,098 and $1,201,172,021, respectively.

Note 4
Capital shares

At March 31, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                 Six months ended March 31, 2005
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,701,795       $24,453,670
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       851,365         7,702,206
----------------------------------------------------------------
                                     3,553,160        32,155,876

Shares repurchased                 (11,062,905)     (100,178,203)
----------------------------------------------------------------
Net decrease                        (7,509,745)     $(68,022,327)
----------------------------------------------------------------

                                   Year ended September 30, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          5,384,639       $48,561,316
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,753,938        15,787,667
----------------------------------------------------------------
                                     7,138,577        64,348,983

Shares repurchased                 (40,667,151)     (366,156,748)
----------------------------------------------------------------
Net decrease                       (33,528,574)    $(301,807,765)
----------------------------------------------------------------

                                 Six months ended March 31, 2005
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            404,935        $3,645,946
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        73,023           656,997
----------------------------------------------------------------
                                       477,958         4,302,943

Shares repurchased                  (2,548,389)      (22,933,713)
----------------------------------------------------------------
Net decrease                        (2,070,431)     $(18,630,770)
----------------------------------------------------------------

                                   Year ended September 30, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,238,209       $11,120,774
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       167,743         1,502,181
----------------------------------------------------------------
                                     1,405,952        12,622,955

Shares repurchased                  (8,797,147)      (78,729,363)
----------------------------------------------------------------
Net decrease                        (7,391,195)     $(66,106,408)
----------------------------------------------------------------

                                 Six months ended March 31, 2005
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             19,406          $175,243
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         4,755            42,929
----------------------------------------------------------------
                                        24,161           218,172

Shares repurchased                    (104,561)         (944,525)
----------------------------------------------------------------
Net decrease                           (80,400)        $(726,353)
----------------------------------------------------------------

                                   Year ended September 30, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            133,188        $1,194,343
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        10,173            91,386
----------------------------------------------------------------
                                       143,361         1,285,729

Shares repurchased                    (543,278)       (4,879,842)
----------------------------------------------------------------
Net decrease                          (399,917)      $(3,594,113)
----------------------------------------------------------------

                                 Six months ended March 31, 2005
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             17,147          $155,657
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         3,313            30,107
----------------------------------------------------------------
                                        20,460           185,764

Shares repurchased                     (68,627)         (623,533)
----------------------------------------------------------------
Net decrease                           (48,167)        $(437,769)
----------------------------------------------------------------

                                   Year ended September 30, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             74,303          $673,735
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         8,226            74,343
----------------------------------------------------------------
                                        82,529           748,078

Shares repurchased                    (409,903)       (3,705,880)
----------------------------------------------------------------
Net decrease                          (327,374)      $(2,957,802)
----------------------------------------------------------------

                                 Six months ended March 31, 2005
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                  9               $73
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                             1                12
----------------------------------------------------------------
                                            10                85

Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                                10               $85
----------------------------------------------------------------

                                   Year ended September 30, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                  8               $73
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                             2                19
----------------------------------------------------------------
                                            10                92

Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                                10               $92
----------------------------------------------------------------

                                 Six months ended March 31, 2005
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            610,742        $5,509,848
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        21,996           198,739
----------------------------------------------------------------
                                       632,738         5,708,587

Shares repurchased                    (201,435)       (1,820,079)
----------------------------------------------------------------
Net increase                           431,303        $3,888,508
----------------------------------------------------------------

                                   Year ended September 30, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            590,612        $5,305,332
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        41,667           374,898
----------------------------------------------------------------
                                       632,279         5,680,230

Shares repurchased                  (1,125,214)      (10,132,976)
----------------------------------------------------------------
Net decrease                          (492,935)      $(4,452,746)
----------------------------------------------------------------

At March 31, 2005, Putnam, LLC owned 114 class R shares of the fund (87.0% of class R shares outstanding), valued at $1,023.

Note 5
Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Putnam Investments has recorded a charge of $30 million for the estimated cost that it believes will be necessary to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds in previous years. The previous payments were cost reimbursements by the Putnam funds to Putnam for transfer agent services relating to defined contribution operations. Any payments made by Putnam related to this issue will be paid to the Putnam funds. Review of this issue is ongoing.

Results of November 11, 2004
and January 10, 2005
shareholder meetings
(Unaudited)

A special meeting of shareholders of the fund was held on November 11, 2004. At that meeting consideration of certain proposals was adjourned to a final meeting held on January 10, 2005.

November 11, 2004 meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

                                Votes              Votes
                                For                Withheld
------------------------------------------------------------
Jameson A. Baxter               66,351,588         3,034,387
Charles B. Curtis               66,364,803         3,021,172
Myra R. Drucker                 66,356,374         3,029,601
Charles E. Haldeman, Jr.        66,336,105         3,049,870
John A. Hill                    66,285,557         3,100,418
Ronald J. Jackson               66,378,620         3,007,355
Paul L. Joskow                  66,353,286         3,032,689
Elizabeth T. Kennan             66,265,125         3,120,850
John H. Mullin, III             66,364,338         3,021,637
Robert E. Patterson             66,391,012         2,994,963
George Putnam, III              66,356,233         3,029,742
A.J.C. Smith*                   66,289,309         3,096,666
W. Thomas Stephens              66,308,427         3,077,548
Richard B. Worley               66,337,544         3,048,431


A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments to enhance the fund's ability to invest in registered investment companies such as Putnam Prime Money Market Fund as follows:

                                Votes              Votes
                                For                Against          Abstentions
-------------------------------------------------------------------------------
                                49,958,120         2,766,465        16,661,389

 * Mr. Smith resigned from the Board of Trustees on January 14, 2005.

   All tabulations are rounded to nearest whole number.


January 10, 2005 meeting

A proposal to amend the fund's Agreement and Declaration of Trust to permit the fund to satisfy redemption requests other than in cash was defeated as follows:

                                Votes              Votes
                                For                Against          Abstentions
-------------------------------------------------------------------------------
                                47,895,294         4,368,362        17,250,444

All tabulations are rounded to nearest whole number.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital
Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth
and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund+

Income Funds

American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*+
High Yield Trust*
Income Fund
Limited Duration Government
Income Fund++
Money Market Fund
U.S. Government Income Trust

  * A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

  + Closed to new investors.

 ++ Formerly Putnam Intermediate U.S. Government Income Fund.

[SECTION MARK] An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.


The Putnam family of funds

Tax-free Income Funds

AMT-Free Insured Municipal Fund**
Tax Exempt Income Fund
Tax Exempt Money Market Fund
Tax-Free High Yield Fund

State tax-free income funds:

Arizona, California, Florida, Massachusetts,
Michigan, Minnesota, New Jersey, New York,
Ohio, and Pennsylvania

Asset Allocation Portfolios

Putnam Asset Allocation Portfolios--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady[REGISTRATION MARK] Funds

Putnam RetirementReady Funds -- ten investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

** Formerly Putnam Tax-Free Insured Fund.

   With the exception of money market funds, a 2% redemption fee may be applied to shares exchanged or sold within 5 days of purchase.

   Check your account balances and the most recent month-end performance at www.putnaminvestments.com.

Putnam puts your interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnaminvestments.com for details.

Cost-cutting initiatives

Reduced sales charges

The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%). The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%).*

Lower class B purchase limit

To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited

Through calendar 2005, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund's industry peers in its Lipper load-fund universe. information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors' interests

Short-term trading fee introduced

To discourage short-term trading, which can interfere with a fund's long-term strategy, a 2% short-term trading fee will be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within five calendar days of purchase.

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund (formerly Putnam Intermediate U.S. Government Income Fund) and Putnam Floating Rate Income Fund remains 3.25%.

Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary
Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Senior Vice President,
Compliance Liaison
and Staff Counsel

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and Chief
Compliance Officer

Judith Cohen
Vice President, Clerk and
Assistant Treasurer

This report is for the information of shareholders of Putnam American Government Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

Not FDIC Insured    May Lose Value    No Bank Guarantee

SA027-223909  5/05



PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam American Government Income Fund
Supplement to Semiannual Report dated 3/31/05

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the semiannual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 3/31/05

                                                                        NAV

6 months                                                              -0.01%
1 year                                                                -0.14
5 years                                                               31.24
Annual average                                                         5.59
10 years                                                              80.64
Annual average                                                         6.09
Life of fund (since class A inception, 3/1/85)
Annual average                                                         6.89

Share value:                                                            NAV

9/30/04                                                               $9.08
3/31/05                                                               $8.96

----------------------------------------------------------------------------

Distributions:         No.          Income        Capital gains       Total
                        6           $0.120              --           $0.120

----------------------------------------------------------------------------

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

Performance assumes reinvestment of distributions and does not account for taxes. Returns shown for class Y shares for periods prior to their inception (7/2/01) are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. Returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A short-term trading fee of up to 2% may apply.

Please see pages 12-13 of the accompanying shareholder report for a discussion of the information appearing in the tables below:

----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming actual returns for the 6 months ended 3/31/05

                                                                   Class Y

Expenses paid per $1,000*                                            $3.94
Ending value (after expenses)                                      $999.90

----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming a hypothetical 5% annualized return for the 6 months ended 3/31/05

                                                                   Class Y

Expenses paid per $1,000*                                            $3.98
Ending value (after expenses)                                    $1,020.99

----------------------------------------------------------------------------

EXPENSE RATIO COMPARISON USING ANNUALIZED DATA

Your fund's annualized expense ratio                                  0.79%
Average annualized expense ratio for Lipper peer group+               0.80%

+ For class Y shares, Putnam has adjusted the Lipper total expense average to reflect that class Y shares do not incur 12b-1 fees.

----------------------------------------------------------------------------



Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: May 27, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: May 27, 2005



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: May 27, 2005